UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 16, 2016

CoreSite Realty Corporation

(Exact name of registrant as specified in its charter)

Maryland	001-34877	27-1925611
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 17th Street, Suite 500 Denver, CO (Address of principal executive offices)	80202 (Zip Code)

Registrant’s telephone number, including area code:  (866) 777-2673

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

Note Purchase Agreement

On June 15, 2016, CoreSite, L.P. (the “Operating Partnership”), the operating partnership of CoreSite Realty Corporation (the “Company”), issued and sold an aggregate principal amount of $150 million of its 4.19% Senior Notes due June 15, 2023 (the “Notes”) in a private placement to certain “accredited investors” conducted pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”). The terms of the Notes are governed by a note purchase agreement, dated June 15, 2016 (the “Note Purchase Agreement”), by and among the Operating Partnership, the Company and the purchasers named therein.

Interest on the Notes is payable semiannually, on the 15th day of June and December in each year, commencing on December 15, 2016. The Notes are senior unsecured obligations of the Operating Partnership and are jointly and severally guaranteed by the Company and each of the Operating Partnership’s subsidiaries that guarantees indebtedness under the Operating Partnership’s senior unsecured credit facility (the “Subsidiary Guarantors”).

The Operating Partnership may prepay all or a portion of the Notes upon notice to the holders for 100% of the principal amount so prepaid plus a make-whole premium as set forth in the Note Purchase Agreement. Upon the occurrence of certain change of control events, holders of the Notes will have the right to require that the Operating Partnership purchase such holder’s Notes in cash at a purchase price equal to 100% of the principal amount thereof plus accrued and unpaid interest, if any, to the date of repurchase.

The Note Purchase Agreement contains customary representations and warranties of the Operating Partnership, as well as certain covenants, including limitations on transactions with affiliates, merger, consolidation and sale of assets, liens and subsidiary indebtedness, and will require delivery of customary financial reports to the purchasers.

The Note Purchase Agreement also contains certain financial covenants, including: (i) maximum consolidated total unsecured indebtedness; (ii) minimum consolidated tangible net worth; (iii) a maximum ratio of consolidated total indebtedness to gross asset value; (iv) a minimum ratio of adjusted consolidated EBITDA to consolidated fixed charges; and (v) a maximum ratio of secured indebtedness to gross asset value. In addition, on the date of the Note Purchase Agreement, certain additional financial covenants in the credit agreement governing the Operating Partnership’s senior unsecured credit facility (the “Credit Agreement”) will be automatically incorporated into the Note Purchase Agreement, and, subject to certain conditions, these additional financial covenants will be deleted, removed, amended or otherwise modified to be more or less restrictive if the analogous covenant in the Credit Agreement is so deleted, removed, amended or otherwise modified. The aforementioned covenants are subject to a number of exceptions and qualifications set forth in the Note Purchase Agreement.

The Note Purchase Agreement also contains customary events of default (subject in certain cases to specified cure periods), including, but not limited to, non-payment, breach of covenants, representations or warranties, cross defaults, bankruptcy or other insolvency events, judgments and ERISA events.

The proceeds from the Notes will be used to refinance existing debt and for general corporate purposes.

The Notes and the guaranties thereof will not be and have not been registered under the Securities Act or any state securities laws and may not be offered or sold absent registration under the Securities Act, or pursuant to an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

The foregoing description of the Note Purchase Agreement is a summary and is qualified in its entirety by reference to the terms of the Note Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 1.01.

Amended and Restated Credit Agreement / Term Loan Agreement

As previously disclosed, on June 24, 2015, the Operating Partnership and certain subsidiary co-borrowers entered into a third amended and restated unsecured credit facility (the “Credit Agreement”) with a group of lenders for which KeyBank National Association acts as the administrative agent and Keybanc Capital Markets, RBC Capital Markets, LLC, Regions Capital Markets and TD Securities (USA) LLC act as joint lead arrangers and joint book managers. The Credit Agreement was amended on February 2, 2016.

On January 31, 2014, the Operating Partnership and certain subsidiary co-borrowers entered into a term loan agreement (the “Term Loan Agreement” and, together with the Credit Agreement, the “Agreements”) with a group of lenders for which Royal Bank of Canada acts as administrative agent and RBC Capital Markets and Regions Capital Markets act as joint lead arrangers and joint book mangers. The Term Loan Agreement was amended on June 25, 2015.

On June 15, 2016, each of the Agreements were further amended to, among other things, (i) permit the issuance of the Notes by the Operating Partnership and the guaranties thereof by the Company and the Subsidiary Guarantors and (ii) remove the subsidiary co-borrowers under the Agreements and cause them to become guarantors of the Operating Partnership’s obligations under the Agreements on a joint and several basis with the Company (the “Amendments”).

The foregoing description of the Amendments is qualified in its entirety by reference to the full text of the Amendments attached as Exhibit 10.2 and 10.3 to this Current Report on Form 8-K and incorporated by reference into this Item 1.01.

Item 2.03                                           Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information included, or incorporated by reference, in Item 1.01 of this Current Report is incorporated by reference into this Item 2.03 of this Current Report on Form 8-K.

Item 8.01                                           Other Events.

On June 16, 2016, the Company issued a press release announcing the private placement of the Notes. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01                                           Financial Statements and Exhibits.

(d)                                 Exhibits

Exhibit No.	Description
10.1	Note Purchase Agreement, dated as of June 15, 2016, by and among CoreSite Realty Corporation, CoreSite, L.P. and the purchasers listed on the Purchaser Schedule thereto.
10.2

Second Amendment to Third Amended and Restated Credit Agreement, among CoreSite, L.P., as borrower, CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.L.C., CoreSite Real Estate 2901 Coronado, L.L.C., CoreSite Real Estate 1656 McCarthy, L.L.C., CoreSite Real Estate 427 S. LaSalle, L.L.C., CoreSite Real Estate 2972 Stender, L.P., CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C., CoreSite Real Estate 2115 NW 22nd Street, L.L.C., CoreSite One Wilshire, L.L.C. and CoreSite Real Estate 55 S. Market Street, L.L.C., as subsidiary guarantors, KeyBank National Association, as administrative agent, on behalf of itself and certain other lenders, and the other lenders party thereto, dated as of June 15, 2016.

10.3

Second Amendment to Term Loan Agreement, among CoreSite, L.P., among CoreSite, L.P., as borrower, CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.L.C., CoreSite Real Estate 2901 Coronado, L.L.C., CoreSite Real Estate 1656 McCarthy, L.L.C., CoreSite Real Estate 427 S. LaSalle, L.L.C., CoreSite Real Estate 2972 Stender, L.P., CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C., CoreSite Real Estate 2115 NW 22nd Street, L.L.C., CoreSite One Wilshire, L.L.C. and CoreSite Real Estate 55 S. Market Street, L.L.C., as subsidiary guarantors, Royal Bank of Canada, as administrative agent, on behalf of itself and certain other lenders, and the other lenders party thereto, dated as of June 15, 2016.

99.1	Press release, dated June 16, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           June 16, 2016

CORESITE REALTY CORPORATION

By:	/s/ Jeffrey S. Finnin
Name:	Jeffrey S. Finnin
Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Note Purchase Agreement, dated as of June 15, 2016, by and among CoreSite Realty Corporation, CoreSite, L.P. and the purchasers listed on the Purchaser Schedule thereto.
10.2

Second Amendment to Third Amended and Restated Credit Agreement, among CoreSite, L.P., as borrower, CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.L.C., CoreSite Real Estate 2901 Coronado, L.L.C., CoreSite Real Estate 1656 McCarthy, L.L.C., CoreSite Real Estate 427 S. LaSalle, L.L.C., CoreSite Real Estate 2972 Stender, L.P., CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C., CoreSite Real Estate 2115 NW 22nd Street, L.L.C., CoreSite One Wilshire, L.L.C. and CoreSite Real Estate 55 S. Market Street, L.L.C., as subsidiary guarantors, KeyBank National Association, as administrative agent, on behalf of itself and certain other lenders, and the other lenders party thereto, dated as of June 15, 2016.

10.3

Second Amendment to Term Loan Agreement, among CoreSite, L.P., among CoreSite, L.P., as borrower, CoreSite Real Estate 70 Innerbelt, L.L.C., CoreSite Real Estate 900 N. Alameda, L.L.C., CoreSite Real Estate 2901 Coronado, L.L.C., CoreSite Real Estate 1656 McCarthy, L.L.C., CoreSite Real Estate 427 S. LaSalle, L.L.C., CoreSite Real Estate 2972 Stender, L.P., CoreSite Real Estate 12100 Sunrise Valley Drive L.L.C., CoreSite Real Estate 2115 NW 22nd Street, L.L.C., CoreSite One Wilshire, L.L.C. and CoreSite Real Estate 55 S. Market Street, L.L.C., as subsidiary guarantors, Royal Bank of Canada, as administrative agent, on behalf of itself and certain other lenders, and the other lenders party thereto, dated as of June 15, 2016.

99.1	Press release, dated June 16, 2016.